March 15, 2006

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.W.
Washington, DC 20549

Re: JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company: File No. 811-08470; 033-77496

Commissioners:
Jefferson Pilot LifeAmerica Insurance Company ("JPLA"), on behalf of its JPF Separate Account B (the "Separate Account"), has sent to policyowners annual reports for the period ended December 31, 2005 provided by the mutual funds in which the Separate Account invests as required by Rule 30e-2 under the Investment Company Act of 1940.

In addition, JPLA understands that such mutual funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at 603-226-5105.

Very truly yours,

Jefferson Pilot LifeAmerica Insurance Company

By /s/     Frederick C. Tedeschi
Vice President and Associate General Counsel